Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Intelsat S.A.:

We consent to use of our report incorporated by reference herein, which report appears in Intelsat S.A.’s registration statement on Form F-1 (File No. 333-181527).

/s/ KPMG LLP

McLean, Virginia

April 17, 2013